Other Borrowed Funds (Tables)	12 Months Ended
Dec. 31, 2012
Other Borrowed Funds
Schedule of other borrowed funds

	December 31,
	2012	2011
	(Dollars in Thousands)
Federal Home Loan Bank advances—short-term
Balance at year end	$742,500	$487,500
Rate on balance outstanding at year end	.15%	.18%
Average daily balance	$412,919	$733,559
Average rate	.19%	.19%
Maximum amount outstanding at any month end	$1,005,500	$1,235,900
Federal Home Loan Bank advances—long-term(1)
Balance at year end	$6,527	$6,661
Rate on balance outstanding at year end	3.51%	3.51%
Average daily balance	$6,590	$6,721
Average rate	3.51%	3.51%
Maximum amount outstanding at any month end	$6,650	$6,780
(1)
The amortization of the long-term advances is approximately $149 per year for each of the next five years and the final maturity date is January 3, 2028.